EXHIBIT 23.1(a)

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 1996, in the Registration Statement (Form S-1 No. 333-_____) and related Prospectus of Orion Newco Services, Inc., dated January 2, 1997.

                                                              ERNST & YOUNG LLP

Washington, D.C.
December 30, 1996